UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2020
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor		90025
Los Angeles,	California
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HPP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) virtually on May 20, 2020 at 9:00 a.m. (Pacific Time).

(b) The voting results from the Company’s Annual Meeting were as follows:

1.
Each of the following ten directors was elected to our Board to serve until the next annual meeting of stockholders in 2021 or until their respective successors are elected and qualified, and received the number of votes set forth below. For each director, there were 2,734,278.00 broker non-votes.

Name	For	Against	Abstain
Victor J. Coleman	113,291,401.07	14,899,825.00	102,116.54
Theodore R. Antenucci	126,346,774.07	1,937,085.54	9,483.00
Richard B. Fried	124,697,605.07	3,586,254.54	9,483.00
Jonathan M. Glaser	123,635,439.62	4,647,870.00	10,033.00
Robert L. Harris II	109,220,166.62	19,063,693.00	9,483.00
Christy Haubegger	127,299,467.62	984,392.00	9,483.00
Mark D. Linehan	126,049,130.07	2,234,726.00	9,486.54
Robert M. Moran, Jr.	90,188,498.07	38,095,358.00	9,486.54
Barry A. Porter	95,238,159.07	33,045,700.54	9,483.00
Andrea Wong	96,929,170.62	31,354,689.00	9,483.00

2.
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2020 fiscal year was approved by a vote of 127,837,470.62 shares in favor, 3,180,212.00 shares against, and 9,938.00 shares abstaining. There were no broker non-votes.

3.
An advisory resolution approving the Company’s executive compensation was approved by a vote of 106,984,052.12 shares in favor, 20,956,584.21 shares against, and 352,706.29 shares abstaining. There were 2,734,278.00 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date:	May 22, 2020	By:	/s/ Mark Lammas
Mark Lammas President